Exhibit 99.1

TECH 9 INC.

FINANCIAL STATEMENTS

As of May 31, 2014 and 2013

(Amounts expressed in US Dollars)

1

Schwartz Levitsky Feldman llp

CHARTERED ACCOUNTANTS

LICENSED PUBLIC ACCOUNTANTS

TORONTO ● MONTREAL

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tech 9 Inc.

We have audited the accompanying balance sheets of Tech 9 Inc. as at May 31, 2014 and 2013 and the related statements of operations, comprehensive income (loss), statement of changes in stockholders' equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tech 9 Inc. as at May 31, 2014 and 2013 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 1 to the financial statements, the continuance of the Company is dependent upon its ability to obtain financing and upon future profitable operations. This raises substantial doubt about it ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Schwartz Levitsky Feldman llp

Toronto, Ontario, Canada	Chartered Accountants
December 4, 2014	Licensed Public Accountants

2300 Yonge Street , Suite 1500, Box 2434
Toronto, Ontario M4P 1E4
Tel : 416 785 5353
Fax: 416 785 5663

2

TECH 9 INC.
BALANCE SHEETS AS AT MAY 31,
(Amounts expressed in U.S. Dollars)

	2014	2013

ASSETS
Current Assets
Cash	$34,089	$12,873
Deferred costs (Note 12)	-	8,070
Accounts Receivable	155,141	185,041

Total Current Assets	189,230	205,984
EQUIPMENT (Note 3)	-	37,015

Total Assets	$189,230	$242,999

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued liabilities	$202,889	$139,896
Income Tax Payable (Note 8)	-	5,833
Current portion of Obligation under capital lease	-	7,516
Customer deposit	92,234	-
Current portion of term loan	3,202	-
Due to related party (Note 4)	21,181	15,798

Total Current liabilities	319,506	169,043
TERM LOAN (Note 10)	11,597
OBLIGATION UNDER CAPITAL LEASE	-	42,989

Total Liabilities	331,103	212,032

Stockholders’ Equity (Deficiency)
Capital stock (Note 5)	200	200
Accumulated other comprehensive income (loss)	499	(1,031)
Retained earnings (accumulated deficit)	(142,572)	31,798

	(141,873)	30,967

Total liabilities and stockholders’ equity	$189,230	$242,999

Going Concern (Note 1)
Related Party Transactions (Note 4)

Commitment and Contingencies (Note 13)

Subsequent Events (Note 14)

Economic Dependence (Note 11)

The accompanying notes are an integral part of the financial statements.

3

TECH 9 INC.
STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED MAY 31, 2014 AND PERIOD FROM INCEPTION (JANUARY 11, 2013) TO MAY 31, 2013
(Amounts expressed in U.S. Dollars)

	2014	2013
Sales
Products	$151,311	$280,700
Services	165,740	88,297
	317,051	368,997
Cost of sales
Products	128,507	225,735
Services	86,974	42,277
	215,481	268,012

Gross profit	101,570	100,985
Operating expenses:
Consulting and professional	$208,549	$50,580
General and administrative	99,653	5,660
Depreciation	4,308	7,114
	312,510	63,354

Operating profit (loss)	(210,940)	37,631

Miscellaneous revenue	17,510	-
Gain on disposition of equipment (Note 3)	13,227	-

Net income (loss) before taxes	(180,203)	37,631
Income tax recovery (expense) (Note 8)	5,833	(5,833)
Net income (loss)	(174,370)	31,798
Foreign exchange translation adjustment	1,530	(1,031)
Comprehensive income (loss)	$(172,840)	$30,767

Weighted average number of common shares outstanding-basic and diluted	200	144
Earnings (Loss) per share – basic and diluted	$(871.85)	$220.82

The accompanying notes are an integral part of the financial statements.

4

TECH 9 INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2014 AND PERIOD FROM INCEPTION (JANUARY 11, 2013) TO MAY 31, 2013
(Amounts expressed in U.S. Dollars)

	2014	2013
Cash Flows from Operating Activities:
Net income (loss)	$(174,370)	$31,798
Gain on disposition of equipment (Note 3)	(13,227)	-
Depreciation	4,308	7,114
Changes in non-cash working capital:
Decrease (Increase) in accounts receivables	22,178	(185,041)
Increase in accounts payable and accrued liabilities	72,618	139,896
Increase in customer deposit	92,234	-
Increase (decrease) in income tax payable	(5,833)	5,833
Net Cash used in Operating Activities	(2,092)	(400)

Cash Flows from Investing Activities:
Insurance proceeds on write off of equipment	45,934	-
Repayment of lease for purchase of vehicle	(42,435)	(419)
Net Cash provided by (used in) Investing Activities	3,499	(419)

Cash Flows from Financing Activities:
Proceeds from issuance of shares	-	200
Term loan from bank, net	15,048
Advances from related party, net	5,048	14,544
Net Cash Provided by Financing Activities	20,096	14,744

Effects of foreign currency exchange rate changes	(287)	(1,052)

Net Increase in Cash	21,216	12,873
Cash at beginning of the year	12,873	-
Cash at end of the year	$34,089	$12,873

Supplemental information:
Income tax paid	Nil	Nil
Interest paid	1,150	175

The accompanying notes are an integral part of the financial statements.

5

TECH 9 INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIENCY)
FOR THE YEAR ENDED MAY 31, 2014 AND PERIOD FROM INCEPTION (JANUARY 11, 2013) TO MAY 31, 2013
(Amounts expressed in U.S. Dollars)

				Accumulated
	Number		Retained	Other	Total
	of		Earnings	Comprehensive	Stockholders’
	Common shares	Capital Stock	(Accumulated Deficit)	Income (Loss)	Equity (Deficiency)
		$	$	$	$
Issue of shares for cash	100	100	-	-	100
Issue of shares for cash	100	100	-	-	100
Net income			31,798		31,798
Foreign currency translation				(1,031)	(1,031)
Balance as at May 31, 2013	200	200	31,798	(1,031)	30,967
Net loss			(174,370)		(174,370)
Foreign currency translation				1,530	1,530
Balance as at May 31, 2014	200	200	(142,572)	499	(141,873)

The accompanying notes are an integral part of the financial statements.

6

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

1.	NATURE OF OPERATIONS

Basis of Presentation

The financial statements of Tech 9 Inc. (the “Company” or “Tech 9”) were prepared in accordance with generally accepted accounting principles of United States of America (“US GAAP”)

Nature of Operations

The Company was incorporated on January 11, 2013 in Ontario, Canada under the Business Corporation Act. The Company is engaged in the business of digital signage network, implementation, services and solutions. The Company’s sales and services include hardware and software sales, project management, installation, implementation and monitoring services.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. This contemplates that assets will be realized and liabilities and commitments satisfied in the normal course of business.

The Company was incorporated on January 11, 2013, has limited operating history and used cash of $2,092 in its operations during the year ended May 31, 2014. This raises substantial doubt as to the Company’s continuance as a going concern, which is dependent upon its ability to obtain adequate financing and to reach profitable cash flow from operations.

The Company has working capital deficit of $130,276 and retained loss of $142,572 as at May 31, 2014. The Company has cash in hand of $34,089 as at May 31, 2014.The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations. Management has plans to seek additional capital through private placements and public offering of its capital stock. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Although there are no assurances that management's plans will be realized, management believes that the Company will be able to continue operations in the future. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

2.	SIGNIFICANT ACCOUNTING POLICIES

As precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period involves the use of estimates which have been made using significant judgment.

The financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions of future events that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, such as accrued liabilities and recovery value of equipment, and the reported amounts of revenues and expenses for the reporting period. Actual results may differ from those reported.

7

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES – (Cont’d)

Foreign Currency Translation

The Company’s functional currency is the Canadian Dollar and its presentation currency is the United States (“U.S.”) Dollar. The Company uses the “Current rate method” to translate its financial statements from Canadian Dollar into U.S. Dollars. The assets and liabilities of the Company, except for the capital, are translated into U.S. Dollars using the rate of exchange prevailing at the balance sheet date. The capital is translated at the historical rate. Adjustments resulting from the translation of the balance sheet of the Company into U.S. Dollars are recorded in stockholders' equity as part of other comprehensive income. The statement of operations is translated at average rates during the reporting period. Gains or losses resulting from transactions in currencies other than the functional currencies are reflected in the statement of operations for the reporting periods.

Equipment

Equipment is recorded at cost and is stated net of accumulated depreciation. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The costs of improvements that extend the life of equipment are capitalized. These capitalized costs may include structural improvements, equipment, and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Equipment are recorded at cost less accumulated depreciation. Depreciation is provided using the following annual rate and method.

Truck	30%	declining balance method

Additions during the year are amortized on half year rule.

Revenue Recognition

The Company’s revenue recognition policy is consistent with the requirements of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 605, Revenue Recognition (ASC 605). In general, the Company records revenue when it is realized, or realizable and earned. The Company considers revenue to be realized, or realizable and earned, when the following revenue recognition requirements are met: persuasive evidence of an arrangement exists, the products have been delivered and /or installed or services have been performed; the sales price is fixed or determinable within the contract; and collectability is reasonably assured. For product sales, the Company determines that the earnings process is complete when title, risk of loss and the right to use equipment has transferred to the customer. Where the Company is contractually responsible for installation, revenue recognition occurs upon completion of the installation of equipment at a job site. Where the Company is not contractually responsible for installation, revenue recognition of these items is upon shipment or delivery to a customer location depending on the terms in the contract.

The application of ASC 605 to the Company's customer contracts requires judgment, including the determination of whether an arrangement includes multiple deliverables such as hardware, maintenance and/or other services. For contracts that contain multiple deliverables, total arrangement consideration is allocated at the inception of the arrangement to each deliverable based on the relative selling price method. The relative selling price method is based on a hierarchy consisting of vendor specific objective evidence (VSOE) (price when sold on a stand-alone basis), if available, or third-party evidence (TPE), if VSOE is not available, or estimated selling price (ESP) if neither VSOE nor TPE is available.

8

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES – (Cont’d)

Comprehensive income or loss

The Company reports comprehensive income or loss in the statements of changes in stockholders’ equity. In addition to items included in net income or loss, comprehensive income or loss includes items currently charged or credited directly to stockholders’ equity such as foreign currency translation adjustment.

Income Taxes

The Company recognizes a liability or asset for deferred tax consequences of all temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reviewed periodically for recoverability, and valuation allowances are provided when it is more likely than not that some or all of the deferred tax assets may not be realized.

Impairment and Disposal of Long-Lived Assets

The carrying values of long-lived assets are reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.

Financial Instruments

The Company’s financial instruments consist of account receivables, accounts payable and accrued liabilities and amounts due to related party. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the relatively short period to maturity for these instruments. The Company’s financial assets and liabilities are generally classified and measured as follows;

Assets/Liabilities	Classification	Measurement
Accounts Receivable	Loans and receivables	Amortized cost
Accounts payable and accrued liabilities	Other liabilities	Amortized cost
Customer deposit	Other liabilities	Amortized cost
Due to related party	Other liabilities	Amortized cost

The hierarchy that prioritizes the inputs to valuation techniques used to measure fair value is divided into three levels:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active or inputs, other than quoted prices in active markets, that are observable either directly or indirectly.

Level 3 — Unobservable inputs for which there is little or no market data.

Earnings (Loss) Per Share

The Company computes net loss of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

9

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES – (Cont’d)

Recently Issued Accounting Standards

ASU 2014-15 “Presentation of Financial Statements” – Going Concern (subtopic 205-40) disclosure of uncertainties about an entity’s ability to continue as a going concern. The amendment are intended to define management’s responsibility to evaluate whether there is substantial doubt about its ability to continue as a going concern and to provide related disclosures. The amendment is effective for annual periods ending after December 15, 2016. The Company has not evaluated the impact of this amendment.

ASU 2014-13 “Consolidation (Topic 810) - Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity”. The amendments in ASU 2014-13 provide an alternative to Topic 820, Fair Value Measurement, for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity to eliminate the difference in the fair value of the financial assets of a collateralized financing entity, as determined under GAAP, when they differ from the fair value of its financial liabilities even when the financial liabilities have recourse only to the financial assets. When the measurement alternative is elected, both the financial assets and the financial liabilities of the collateralized financing entity should be measured using the more observable of the fair value of the financial assets or the fair value of the financial liabilities. The amendments clarify that when the measurement alternative is elected, a reporting entity’s consolidated net income (loss) should reflect the reporting entity’s own economic interests in the collateralized financing entity, including: (1) changes in the fair value of the beneficial interests retained by the reporting entity, and (2) beneficial interests that represent compensation for services. The amendment is effective for the annual periods beginning after December 15, 2015. The Company has not evaluated the impact if this amendment on its financial statements.

ASU 2014-12 “Compensation – Stock Compensation (Topic 718) - Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. The amendments in ASU 2014-12 require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718, Compensation – Stock Compensation, as it relates to awards with performance conditions that affect vesting to account for such awards. The performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved. The amendment is effective for periods beginning after December 15, 2015

ASU 2014-11 “Transfers and Servicing (Topic 860) - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures'- The amendments in ASU 2014-11 align the accounting for repurchase-to-maturity transactions and repurchase agreements executed as a repurchase financing with the accounting for other typical repurchase agreements. Going forward, these transactions would all be accounted for as secured borrowings. The guidance eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement, which has resulted in outcomes referred to as off-balance-sheet accounting. ASU 2014-11 also brings U.S. GAAP into greater alignment with IFRS for repurchase-to-maturity transactions.

The amendments in the ASU require a new disclosure for transactions economically similar to repurchase agreements in which the transferor retains substantially all of the exposure to the economic return on the transferred financial assets throughout the term of the transaction. The amendments in the ASU also require expanded disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The amendment is effective for the annual periods beginning after December 15, 2014. The Company has not evaluated the impact on its financial statements.

10

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES – (Cont’d)

Recently Issued Accounting Standards- (Cont’d)

ASU 2014-09 “Revenue from Contracts with Customers”. The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The amendment is effective for the periods beginning after December 15, 2016. The Company has not evaluated the impact of this amendment.

3.	EQUIPMENT

	May 31, 2014		May 31, 2013
		Accumulated		Accumulated
	Cost	Depreciation	Cost	Depreciation
	$	$	$	$

Truck	-	-	44,129	7,114

	-	-	44,129	7,114

Net carrying amount		$-		$37,015

Depreciation expense	$4,308		$7,114

Depreciation expense amounted to be $4,308 (2013: $7,114)

Equipment was written off after an accident during the year ended May 31, 2014 and the Company recorded a gain on disposition of equipment for $13,227 (2013: $nil) after settlement of lease obligations from insurance proceeds.

4.	RELATED PARTY TRANSACTIONS

May 31, 2014

The transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties under common control.

i) As of May 31, 2014, the Company has a loan payable to a related party of $21,181 from a company owned by a director and shareholder and is unsecured, free of interest and due on demand.

ii) During the year, the Company expensed management fees for $103,559 (CAD $110,425) to two directors of the Company of which $nil was owed as of May 31, 2014 and included in accounts payable and accrued liabilities.

iii) The Company recorded revenue of $28,359 (CAD $30,239) being sales to an entity in which a director had an interest. As of May 31, 2014, the receivable of $28,359 (CAD $30,239) from this entity was written off as bad debts.

11

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

4.	RELATED PARTY TRANSACTIONS (cont’d)

May 31, 2013

i) As of May 31, 2013, the Company has loans payable to related parties for $15,798. Included in the amount is loan for $14,737 from a company owned by a director and shareholder and is unsecured, free of interest and due on demand. The balance loan of $1,061 is due to a director and shareholder and is unsecured, free of interest and due on demand.

ii) During the year, the Company expensed management fees for $23,691 (CAD $24,000) to two directors of the Company of which $11,845 was owed as of May 31, 2013 and included in accounts payable and accrued liabilities.

5.	CAPITAL STOCK

Authorized:

Common Stock: An unlimited number of common shares, without nominal or par value

Issued and outstanding:

Common Stock: 200 common shares

On January 11, 2013, the Company issued 100 common shares for $100.

On March 31, 2013, the Company issued 100 common shares for $100.

6.	SEGMENT INFORMATION

As at May 31, 2014 the Company operated only in one reportable segment. All assets of the business are located in Canada.

7.	CAPITAL MANAGEMENT

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to maintain its daily operations. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company's management to sustain the future development of the business.

The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to procure materials and pay for administrative costs, the Company will generate sales, spend its existing working capital on need basis and raise additional unsecured loan amounts as needed.

Management reviews its capital management approach on an ongoing basis and believes that this approach, given the foregoing paragraph and the relative size of the Company, is reasonable.

12

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

8.	INCOME TAXES

(a) Current income tax

	2014	2013
Net income (loss) before taxes	$(180,203)	$37,631
Corporate income tax rate	15.5%	15.5%
Income tax expense (recovery)	(27,931)	5,833
Non-capital loss carried forward	22,098	-
Income tax recovery (provision)	$5,833	$(5,833)

(b) Unrecognized deferred income tax assets

The significant component of the Company’s unrecognized deferred income tax asset is as follows:

	2014	2013
	$	$
Deductible temporary difference:	-	-
Non-capital loss carried forward	142,572	-
Unrecognized deferred tax asset	22,098	-

The Company has non-capital losses of approximately $142,572 available to apply against future taxable income. If not utilized, the non-capital losses expire as follows:

2034	$142,572

9.	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK FACTORS

The fair value of a financial instrument is the estimated amount that the Company would receive or pay to settle the financial assets and financial liabilities as at the balance sheet date. The book value of accounts receivable, accounts payable and accrued liabilities, and due to related party approximate fair values at the balance sheet dates.

All financial instruments except for cash are classified as level 3. Cash is classified as level 1.

	May 31, 2014
Assets/Liabilities	Carrying Value	Fair Value
Cash	$34,089	$34,089
Accounts Receivable	$155,141	$155,141
Accounts payable and accrued liabilities	$202,889	$202,889
Income tax payable	$-	$-
Customer deposit	$92,234	$92,234
Due to related parties	$21,181	$21,181

	May 31, 2013
Assets/Liabilities	Carrying Value	Fair Value
Cash	$12,873	$12,873
Accounts Receivable	$185,041	$185,041
Accounts payable and accrued liabilities	$139,896	$139,896
Income tax payable	$5,833	$5,833
Due to related parties	$15,798	$15,798

13

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

9.	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK FACTORS (cont’d)

Interest rate risk

The Company’s exposure to interest rate fluctuations is not significant.

Credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company is not exposed to material losses on its accounts receivable and future revenues. The Company mitigates its credit risk by performing credit checks on new customers before extending credit.

Liquidity risk

The Company’s exposure to liquidity risk is dependent on the collection of accounts receivable and the ability to raise funds to meet purchase commitments and to sustain operations. The company controls its liquidity risk by managing working capital and cash flows.

Foreign currency risk

The Company is exposed to foreign currency risk as substantially all of the Company’s cash is denominated in Canadian Dollars being the Company’s functional currency. This risk is partially mitigated by the fact that all costs associated with running of the Company are incurred in Canadian Dollars.

10.	TERM LOAN

On July 24, 2013 the Company obtained a term loan for an amount of CAD $18,800 repayable in 59 monthly installments of CAD $367.63 including interest and principal and bears interest at 6.5% per annum (prime plus 3.5% per annum). The loan is secured by a personal guarantee of a director. The interest paid for the year is $1,120 and the minimum principal payments for the next 5 years are as follows:

2015	$3,470
2016	3,704
2017	3,952
2018	3,673
$14,799
Long term portion	(11,597)
Short term portion	$3,202

11.	ECONOMIC DEPENDENCE

The Company did not have an economic dependence during the year ended May, 31, 2014 (2013 – 76% sales to one customer).

12.	DEFERRED COSTS

As of May 31, 2013, deferred costs include sales taxes relating to purchase of vehicle which will be amortized on payment of capital lease obligation and vehicle maintenance deferred costs which will be amortized over a period of 6 years. In 2014, the amount was adjusted on disposition of equipment (Note 3).

14

TECH 9 INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2014 and 2013

(Amounts expressed in U.S. Dollars)

13.	COMMITMENTS AND CONTINGENCIES

Effective May 1, 2013, the Company executed agreements with its two directors to pay each director annual compensation as follows:

CAD$144,000 in the first year along with bonus at the rate of 1.5% of net sales and 100 common shares in the Company;

CAD $188,000 in the second year along with bonus at the rate of 1.5% of net sales;

CAD $225,000 in the third year along with bonus at the rate of 1.5% of net sales;

CAD $275,000 in the fourth year along with bonus at the rate of 1.5% of net sales;

CAD $315,000 in the fifth year along with bonus at the rate of 1.5% of net sales

The agreements provide for compensatory damages for early termination without cause.

14.	SUBSEQUENT EVENTS

On November 14, 2014, the Company entered into an agreement to purchase digital installed equipment with an approximate fair value of $97,000. This equipment was taken into inventory subsequent to the year end.

15